Exhibit 10.33

AMENDMENT ONE TO THE

FRANK’S INTERNATIONAL N.V.

U.S. EXECUTIVE RETENTION AND SEVERANCE PLAN

RECITALS

WHEREAS, Expro Group Holdings N.V. (f/k/a Frank’s International N.V.) (the “Company”) previously adopted the Frank’s International N.V. U.S. Executive Retention and Severance Plan (the “Plan”) for the benefit of its qualifying employees;

WHEREAS, the Company desires to amend the Plan to expand the group of employees eligible to receive benefits to include non-U.S. based executives; and

WHEREAS, the Company has the authority to amend the Plan pursuant to Section 7.3 thereof.

NOW, THEREFORE, BE IT RESOLVED that effective October 1, 2021,

(a)         Section 1.10 of the Plan is hereby amended by revising Subsection (c) in its entirety, to be and read as follows:

“(c)         is employed by the Employer as a regular employee of the Employer;”

(b)         Section 1.13 of the Plan is hereby amended and restated in its entirety to be and read as follows:

“1.13         “Executive” means a full-time salaried employee of the Employer, who, at the time of selection and through the date of a Qualifying Termination, is (A) holding the title of Chief Executive Officer (“CEO”); (B) serving as an executive officer who reports directly to the CEO; (C) serving as any other senior vice president, vice president, or executive vice president of the Employer who does not report directly to the CEO; or (D) serving as any other full-time salaried management employee of the Employer at the time of selection.”

(c)         Section 1.9 of the Plan is hereby amended and restated in its entirety to be and read as follows:

“1.9         “Company” means Expro Group Holdings N.V. and any successor entity that adopts the Plan, or any subsidiary or affiliate of the Company, which is designated by the Administrator as having adopted the Plan.”

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IN WITNESS WHEREOF, the Company has caused the Plan to be executed in its name and on its behalf as of October 1, 2021 by a duly authorized officer.

Expro Group Holdings N.V.

By:	/s/ Michael D. Jardon

Its:	CEO

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